UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2018

Medley Capital Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware
1-35040	(State or other jurisdiction of incorporation)	27-4576073
(Commission File Number)		(I.R.S. Employer Identification No.)
280 Park Avenue, 6th Floor East
New York, NY 10017
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (212) 759-0777
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On January 26, 2018, Medley Capital Corporation (the “Company”) announced that it has priced an institutional offering in Israel of $121.1 million of its Series A Notes (the “2024 Notes”).  The 2024 Notes will be issued pursuant to a deed of trust between the Company and Mishmeret Trust Company, Ltd. as trustee.

The 2024 Notes will mature on February 27, 2024, and may be redeemed in whole or in part at any time or from time to time at the Company’s option after March 22, 2018. The 2024 Notes will pay interest at a rate of 5.05%. Interest on the 2024 Notes is payable semi-annually in arrears commencing August 27, 2018. The principal on the 2024 Notes will be payable in four annual installments, of which 25% will be payable on each of February 27, 2021-2024.

The 2024 Notes are general, unsecured obligations and rank equal in right of payment with all of the Company’s existing and future unsecured indebtedness. The deed of trust governing the 2024 Notes includes certain customary covenants, including minimum equity requirements, and events of default.  The 2024 Notes are rated ilA+ by S&P Global Ratings Maalot Ltd. and will be listed for trading on the Tel Aviv Stock Exchange (“TASE”).

The 2024 Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration under the Securities Act or in transactions exempt from, or not subject to, such registration requirements.

A press release announcing the offering of the 2024 Notes is attached hereto as Exhibit 99.1 (the “Press Release”).

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 7.01    Regulation FD Disclosure.

On January 26, 2018, the Company announced that its common stock has been approved for dual listing on the TASE. The Company will continue to be listed on NASDAQ. No new shares of the Company are being issued. Trading is expected to begin on or about Monday, January 29, 2018.

The Press Release also announces the dual listing.

Item 9.01     Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 26, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2018		MEDLEY CAPITAL CORPORATION

	By:	/s/ Richard T. Allorto, Jr.
	Name:	Richard T. Allorto, Jr.
	Title:	Chief Financial Officer